SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2012

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2012, Ashish Kohli announced his resignation as Vice President of Corporate Strategy of Vermillion, Inc. (the “Company”), effective February 29, 2012, to pursue other interests. Mr. Kohli’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective January 4, 2012, the Company eliminated the positions of Chief Financial Officer and Vice President of Corporate Strategy.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2012, the board of directors (the “Board”) of the Company amended the Company’s bylaws, effective immediately, to eliminate the vacant seat on the Board by reducing the number of authorized directors of the Company from eight to seven persons.

The foregoing information is qualified in its entirety by reference to the amended provision of the Company’s Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference, and the Company’s Second Amended and Restated Bylaws, a copy of which was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K dated as of May 6, 2011.

Item 7.01 Regulation FD Disclosure.

On January 4, 2012, the Company issued a press release announcing the Company’s adoption of a restructuring plan to streamline its organization and extend its cash runway. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information provided under Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

Item 8.01 Other Events.

In addition to the reduction in corporate officer positions as disclosed under Item 5.02 above, the Company has eliminated four Territory Development Manager employees and one Regional Sales Director role. The Company is also adding one individual to its reimbursement group.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.1	Section 3.2 of the Second Amended and Restated Bylaws of Vermillion, Inc., as amended effective January 3, 2012

	99.1	Press Release dated January 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: January 5, 2012	By:	/s/ Eric Schoen
Eric Schoen
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Section 3.2 of the Second Amended and Restated Bylaws of Vermillion, Inc., as amended effective January 3, 2012

99.1	Press Release dated January 4, 2012